Parker Hannifin Corporation Fiscal 2024 Third Quarter Earnings Presentation May 2, 2024 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. Often but not always, these statements may be identified from the use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. Neither Parker nor any of its respective associates or directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward- looking statements will actually occur. Parker cautions readers not to place undue reliance on these statements. It is possible that the future performance and earnings projections of the company, including its individual segments, may differ materially from past performance or current expectations. A change in the economic conditions in individual markets may have a particularly volatile effect on segment performance. Among other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments; disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; the impact of political, social and economic instability and disruptions; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions, including the integration of Meggitt PLC; our ability to effectively manage expanded operations from acquisitions; the ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination to undertake business realignment activities and the expected costs thereof and, if undertaken, the ability to complete such activities and realize the anticipated cost savings from such activities; ability to implement successfully capital allocation initiatives, including timing, pricing and execution of share repurchases; availability, limitations or cost increases of raw materials, component products and/or commodities that cannot be recovered in product pricing; global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates, credit availability and changes in consumer habits and preferences; ability to manage costs related to insurance and employee retirement and health care benefits; legal and regulatory developments and changes; additional liabilities relating to changes in tax rates or exposure to additional income tax liabilities; ability to enter into, own, renew, protect and maintain intellectual property and know-how; leverage and future debt service obligations; potential impairment of goodwill; compliance costs associated with environmental laws and regulations; potential labor disruptions or shortages and the ability to attract and retain key personnel; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; global competitive market conditions, including U.S. trade policies and resulting effects on sales and pricing; local and global political and economic conditions, including the Russia-Ukraine war and other armed conflicts and their residual effects; inability to obtain, or meet conditions imposed for, required governmental and regulatory approvals; government actions and natural phenomena such as pandemics, floods, earthquakes, hurricanes or other natural phenomena that may be related to climate change; increased cyber security threats and sophisticated computer crime; and success of business and operating initiatives. Readers should consider these forward-looking statements in light of risk factors discussed in Parker’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023 and other periodic filings made with the SEC. This presentation contains references to non-GAAP financial information including organic sales for Parker and by segment, adjusted earnings per share, adjusted segment operating margin for Parker and by segment, adjusted net income, EBITDA, EBITDA margin, adjusted EBITDA, adjusted EBITDA margin, Gross Debt to Adjusted EBITDA, Net Debt to Adjusted EBITDA, free cash flow and free cash flow margin. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. For Parker, adjusted EBITDA is defined as EBITDA before business realignment, Integration costs to achieve, acquisition related expenses, and other one-time items. Free cash flow is defined as cash flow from operations less capital expenditures. Although organic sales, adjusted earnings per share, adjusted segment operating margin for Parker and by segment, adjusted net income, EBITDA, adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, free cash flow and free cash flow margin are not measures of performance calculated in accordance with GAAP, we believe that they are useful to an investor in evaluating the company performance for the period. Detailed reconciliations of these non-GAAP financial measures to the comparable GAAP financial measures have been included in the appendix to this presentation. Please visit www.PHstock.com for more information 2

3 FY24 Q3 Highlights $5.1B Sales +0.3% Reported +1.2% Organic1 24.7% Adjusted Segment Margin1 +150 bps 10% Adjusted EPS Growth1 12.6% YTD Free Cash Flow Margin1  Continuous improvement culture driven by our global team members  Robust aerospace demand  Significant margin expansion  Transformed portfolio and strong performance drive full year guidance increase FY24 Q3: The Win StrategyTM Delivers Outstanding Results 17% Reduction in Recordable Incidents 1. Includes certain non-GAAP adjustments and financial measures. See Appendix for additional details and reconciliations. Note: FY24 Q3 As Reported: Segment Operating Margin of 21.5%, EPS of $5.56. YTD Cash Flow from Operations: $2,147M

4

5  Increases engagement and commitment  Strength-based approach to culture  Reinforces our customer-centric mindset  Drives continuous improvement High-Performance Culture is a Competitive Advantage Builds a better, more resilient Parker

Our People, Strategy & Portfolio Drive Performance

Revenue


$14.3B
~$19.8B
FY19
FY24G

+7%
Revenue CAGR

Adjusted Operating Margin[1]


18.6%
~24.6%
FY19
FY24G

+600 bps
Adjusted Operating Margin[1] Expansion

Adjusted EPS[1]


$13.10
~$24.75
FY19
FY24G

+14%
Adjusted EPS[1] CAGR

Free Cash Flow[1]


$1.5B
~$3.0B
FY19
FY24G

~2x
Free Cash Flow[1] Growth

1. Includes certain non-GAAP adjustments and financial measures. See Appendix for additional details and reconciliations.
   Note: FY19 As reported: Operating Margin of 17.0%, EPS of $11.57, CFOA of $1.7B. FY24G As reported: Operating Margin of 21.2%, EPS of $20.90, CFOA of $3.4B

Parker

6

Summary of Fiscal 2024 3rd Quarter Highlights

FY24 Q3 Financial Summary 1. Sales figures As Reported. Includes certain non-GAAP adjustments and financial measures. See Appendix for additional details and reconciliations. Note: FY23 Q3 As Reported: Segment Operating Margin of 18.8%, EBITDA Margin of 22.4%, Net Income of $591M, EPS of $4.54. 8 $ Millions, except per share amounts FY24 Q3 FY24 Q3 FY23 Q3 YoY Change As Reported Adjusted¹ Adjusted¹ Adjusted Sales $5,074 $5,074 $5,062 +0.3% Segment Operating Margin 21.5% 24.7% 23.2% +150 bps EBITDA Margin 25.1% 25.5% 24.2% +130 bps Net Income $727 $851 $772 +10.2% EPS $5.56 $6.51 $5.93 +9.8%

FY24 Q3 Adjusted Earnings per Share Bridge 1. FY23 Q3 As Reported EPS of $4.54. FY24 Q3 As Reported EPS of $5.56. Includes certain non-GAAP adjustments and financial measures. See Appendix for additional details and reconciliations. 9 $5.16 $6.13 $4.74 $5.96$5.93 $6.51

FY24 Q3 Segment Performance

	Sales As Reported $ Organic %[1]	Segment Operating Margin As Reported	Segment Operating Margin Adjusted[1]	Order Rates[2]	Commentary
Diversified Industrial North America	$2,231M **(4.6%) Organic**	22.0%	24.1% **+120 bps YoY**	(4%)	• Operational excellence drives margin expansion • Softness in off-highway and transportation • Destocking continued at a decelerating rate
Diversified Industrial International	$1,434M **(3.1%) Organic**	21.6%	23.5% **+10 bps YoY**	(8%)	• Margin expansion on lower volumes • Continued contraction in off-highway, transportation and industrial markets • Choppy orders in EMEA; APAC improves
Aerospace Systems	$1,409M **+17.9% Organic**	20.5%	26.7% **+320 bps YoY**	+15%	• Growth across all market segments • 25%+ commercial aftermarket sales growth • Substantial segment margin expansion
Parker	$5,074M **+1.2% Organic**	21.5%	24.7% **+150 bps YoY**	Flat	• Positive growth from transformed portfolio • Win Strategy delivers another record quarter • 150 bps adjusted segment margin[1] expansion • Strong orders against tough prior year comp

1. Includes certain non-GAAP adjustments and financial measures. See Appendix for additional details and reconciliations.
2. Diversified Industrial orders are on a 3-month average computation and Aerospace Systems are rolling 12-month average computations. Beginning FY23 Q3, orders include acquisitions and exclude divestitures and currency.

Parker

10

$1,795M $2,147M CFOA FY24 Q3 YTD Cash Flow Performance  10% quarterly dividend increase: • $1.63 declared on April 25, 2024 • 68 fiscal years of increasing annual dividends per share paid  Cash Flow from Operations +20% vs. prior  Free Cash Flow +22% vs. prior1  FY24 Guidance: • Reaffirming Free Cash Flow of ~$3B1 • Committed to FCF Conversion >100% 1. Includes certain non-GAAP adjustments and financial measures. See Appendix for additional details and reconciliations. 11 Free Cash Flow1 $1,522M $1,864M FY23 FY24 10.9% 12.6% Cash Flow from Operations 12.8% 14.6% FY23 FY24 % to sales

Debt & Leverage Reduction Ahead of Schedule

- Since Meggitt acquisition close:
  - ~$2.6B debt reduction
  - ~40% leverage reduction in 18 months
- ~$420M debt reduction during Q3
- Committed to ~$2B debt paydown in FY24
- On track for 2.0x leverage by June 2024



Gross Debt / Adj. EBITDA[1]
3.2x
2.3x
Q3 FY23
Q3 FY24
Net Debt / Adj. EBITDA[1]
3.1x
2.2x
Q3 FY23
Q3 FY24

1. Includes certain non-GAAP adjustments and financial measures. See Appendix for additional details and reconciliations.

12

FY24 Guidance Increased

EPS Midpoint: $20.90 As Reported, $24.75 Adjusted

Guidance Metric	FY24 Full Year	Key Assumptions
Reported Sales	**~4.0%**	▪ Reaffirming ~4% sales growth midpoint ▪ Robust Aerospace demand ▪ Split: 1H: 49% | 2H: 51%
Organic Sales Growth[1]	**~1.5%**	▪ Reaffirming organic growth midpoint ▪ Raising Aerospace organic to 15% vs. 12% in prior guidance
Adj. Operating Margin[1]	**~24.6%**	▪ Raising midpoint to 24.6%: +170 bps vs. prior year
Adj. EPS[1]	**$24.65 - $24.85**	▪ Raising midpoint to $24.75: +15% EPS growth vs. prior year ▪ Split: 1H: 49% | 2H: 51% ▪ Tax rate: ~22%
Free Cash Flow[1]	**~$3B**	▪ CapEx: ~2% of sales ▪ Split: 1H: ~40% | 2H: ~60% ▪ FCF Conversion >100%

1. Includes certain non-GAAP adjustments and financial measures. See Appendix for additional details and reconciliations.

Parker

13

FY24 Key Messages  High performance culture builds a better, more resilient Parker  Operational excellence driven by The Win Strategy™ 3.0  Robust aerospace demand  Transformed portfolio drives growth  Great generators and deployers of cash 14

 Jenny Parmentier Chairman & CEO  Andy Ross President & COO  Todd Leombruno EVP & CFO  Jeff Miller VP Investor Relations  Transforming the Company  Positioned for Growth from Secular Trends  Operational Excellence  Financial Performance 2024 Investor Meeting May 16th at 2:00pm Eastern Time Presenters Key Themes 15

2024 Investor Meeting May 16, 2024 FY24 Q4 Earnings Release August 8, 2024 FY25 Q1 Earnings Release October 31, 2024 Upcoming Event Calendar

Appendix  FY24 Guidance Details  Reconciliation of Organic Growth  Adjusted Amounts Reconciliation – Consolidated  Adjusted Amounts Reconciliation – Segment Operating Income  Reconciliation of EBITDA to Adjusted EBITDA  Reconciliation of Gross and Net Debt to Adjusted EBITDA  Reconciliation of Year-to-Date Free Cash Flow  Supplemental Sales Information – Global Technology Platforms  Reconciliation of FY19 Financials  Reconciliation of FY24 Guidance 17

FY24 Guidance Details

Sales Growth vs. Prior Year	As Reported	Organic[1]
Diversified Industrial North America	~(1.5%)	~(2.5%)
Diversified Industrial International	~(2.0%)	~(2.5%)
Aerospace Systems	~23%	~15%
Parker	**~4.0%**	**~1.5%**

Segment Operating Margins	As Reported	Adjusted[1]
Diversified Industrial North America	~22.0%	~24.2%
Diversified Industrial International	~21.2%	~23.5%
Aerospace Systems	~20.1%	~26.4%
Parker	**~21.2%**	**~24.6%**

Earnings Per Share	As Reported	Adjusted[1]
Midpoint	**$20.90**	**$24.75**
Range	**$20.80 - $21.00**	**$24.65 - $24.85**

Additional Items	As Reported
Corporate G&A	**~$235M**
Interest Expense	**~$510M**
Other (Income) Expense	**~($20M)**
Reported Tax Rate	**~22%**
Diluted Shares Outstanding	**~130.5M**

Detail of Pre-Tax Adjustments to:	Segment Margins	Below Segment
Acquired Intangible Asset Amortization	**~$580M**	—
Business Realignment Charges	**~$57M**	**$3M**
Integration Costs to Achieve	**~$35M**	—
Net Gain on Divestitures	—	**($26M)**

1. Includes certain non-GAAP adjustments and financial measures.

Parker

18

Reconciliation of Organic Growth 19 (Dollars in thousands) (Unaudited) Quarter-to-Date As Reported Adjusted As Reported Net Sales March 31, 2024 March 31, 2024 March 31, 2023 Diversified Industrial: North America 2,231,478$ (6,471)$ 9,464$ 2,234,471$ 2,342,590$ International Europe 830,166 5,773 - 835,939 880,962 Asia Pacific 527,732 24,298 - 552,030 567,954 Latin America 76,267 13,706 - 89,973 75,599 International 1,434,165 43,777 - 1,477,942 1,524,515 Total Diversified Industrial 3,665,643 37,306 9,464 3,712,413 3,867,105 Aerospace Systems 1,408,713 (6,033) 6,078 1,408,758 1,194,560 Total Parker Hannifin 5,074,356$ 31,273$ 15,542$ 5,121,171$ 5,061,665$ As reported Currency Divestitures Organic Diversified Industrial: North America (4.7)% 0.3% (0.4)% (4.6)% International Europe (5.8)% (0.7)% 0.0% (5.1)% Asia Pacific (7.1)% (4.3)% 0.0% (2.8)% Latin America 0.9% (18.1)% 0.0% 19.0 % International (5.9)% (2.8)% 0.0% (3.1)% Total Diversified Industrial (5.2)% (1.0)% (0.2)% (4.0)% Aerospace Systems 17.9% 0.5% (0.5)% 17.9 % Total Parker Hannifin 0.3% (0.6)% (0.3)% 1.2 % Currency Divestitures

Adjusted Amounts Reconciliation
Consolidated Statement of Income

(Dollars in thousands, except per share data)
(Unaudited)

Quarter-to-Date FY 2024	As Reported March 31, 2024	% of Sales	Acquired Intangible Asset Amortization	Business Realignment Charges	Meggitt Costs to Achieve				Adjusted March 31, 2024	% of Sales
Net sales	$ 5,074,356	100.0 %	$ -	$ -	$ -	$ -	$ -	$ -	$ **5,074,356**	**100.0 %**
Cost of sales	3,279,650	64.6 %	27,193	3,014	743	-	-	-	**3,248,700**	**64.0 %**
Selling, general and admin. expenses	816,337	16.1 %	114,023	3,927	12,513	-	-	-	**685,874**	**13.5 %**
Interest expense	123,732	2.4 %	-	-	-	-	-	-	**123,732**	**2.4 %**
Other (income) expense, net	(65,406)	(1.3)%	-	1,527	-	-	-	-	**(66,933)**	**(1.3)%**
Income before income taxes	920,043	18.1 %	(141,216)	(8,468)	(13,256)	-	-	-	**1,082,983**	**21.3 %**
Income taxes	193,309	3.8 %	33,609	2,015	3,155	-	-	-	**232,088**	**4.6 %**
Net income	726,734	14.3 %	(107,607)	(6,453)	(10,101)	-	-	-	**850,895**	**16.8 %**
Less: Noncontrolling interests	160	0.0 %	-	-	-	-	-	-	**160**	**0.0 %**
Net income - common shareholders	$ 726,574	14.3 %	$ (107,607)	$ (6,453)	$ (10,101)	$ -	$ -	$ -	$ **850,735**	**16.8 %**
Diluted earnings per share	$ 5.56		$ (0.82)	$ (0.05)	$ (0.08)	$ -	$ -	$ -	$ **6.51**	

(Dollars in thousands, except per share data)
(Unaudited)

Quarter-to-Date FY 2023	As Reported March 31, 2023	% of Sales	Acquired Intangible Asset Amortization	Business Realignment Charges	Meggitt Costs to Achieve	Acquisition Related Expenses	Net Loss on Divestitures	Amortization of Inventory Step-Up to FV	Adjusted March 31, 2023	% of Sales
Net sales	$ 5,061,665	100.0 %	$ -	$ -	$ -	$ -	$ -	$ -	$ **5,061,665**	**100.0 %**
Cost of sales	3,340,764	66.0 %	15,345	5,033	3,575	-	-	37,642	**3,279,169**	**64.8 %**
Selling, general and admin. Expenses	868,393	17.2 %	129,802	3,208	27,669	1,299	-	-	**706,415**	**14.0 %**
Interest expense	151,993	3.0 %	-	-	-	-	-	-	**151,993**	**3.0 %**
Other (income) expense, net	(55,866)	(1.1)%	-	-	-	-	10,927	-	**(66,793)**	**(1.3)%**
Income before income taxes	756,381	14.9 %	(145,147)	(8,241)	(31,244)	(1,299)	(10,927)	(37,642)	**990,881**	**19.6 %**
Income taxes	165,421	3.3 %	34,980	1,986	7,530	313	(361)	9,072	**218,941**	**4.3 %**
Net income	590,960	11.7 %	(110,167)	(6,255)	(23,714)	(986)	(11,288)	(28,570)	**771,940**	**15.3 %**
Less: Noncontrolling interests	71	0.0 %	-	-	-	-	-	-	**71**	**0.0 %**
Net income - common shareholders	$ 590,889	11.7 %	$ (110,167)	$ (6,255)	$ (23,714)	$ (986)	$ (11,288)	$ (28,570)	$ **771,869**	**15.2 %**
Diluted earnings per share	$ 4.54		$ (0.84)	$ (0.05)	$ (0.18)	$ (0.01)	$ (0.09)	$ (0.22)	$ **5.93**	

20

Adjusted Amounts Reconciliation
Segment Operating Income

(Dollars in thousands)
(Unaudited)

	Quarter-to-Date FY 2024									
	As Reported March 31, 2024	% of Sales	Acquired Intangible Asset Amortization	Business Realignment Charges	Meggitt Costs to Achieve				Adjusted March 31, 2024	% of Sales[2]
Diversified Industrial:										
North America[1]	$ 490,452	22.0%	$ 43,945	$ 3,058	$ 841	$ -	$ -	$ -	$ 538,296	24.1%
International[1]	309,759	21.6%	22,464	3,895	451	-	-	-	336,569	23.5%
Total Diversified Industrial[1]	800,211	21.8%	66,409	6,953	1,292	-	-	-	874,865	23.9%
Aerospace Systems[1]	289,339	20.5%	74,807	(12)	11,964	-	-	-	376,098	26.7%
Total segment operating income	1,089,550	21.5%	(141,216)	(6,941)	(13,256)	-	-	-	1,250,963	24.7%
Corporate administration	56,782	1.1%	-	-	-	-	-	-	56,782	1.1%
Income before interest and other	1,032,768	20.4%	(141,216)	(6,941)	(13,256)	-	-	-	1,194,181	23.5%
Interest expense	123,732	2.4%	-	-	-	-	-	-	123,732	2.4%
Other (income) expense	(11,007)	-0.2%	-	1,527	-	-	-	-	(12,534)	-0.2%
Income before income taxes	$ 920,043	18.1%	$ (141,216)	$ (8,468)	$ (13,256)	$ -	$ -	$ -	$ 1,082,983	21.3%

(Dollars in thousands)
(Unaudited)

	Quarter-to-Date FY 2023									
	As Reported March 31, 2023	% of Sales	Acquired Intangible Asset Amortization	Business Realignment Charges	Meggitt Cost to Achieve	Acquisition Related Expenses	Amortization of Inventory Step-Up to FV	Net Loss on Divestitures	Adjusted March 31, 2023	% of Sales[2]
Diversified Industrial:										
North America[1]	$ 489,349	20.9%	$ 44,184	$ 761	$ 2,442	$ -	$ -	$ -	$ 536,736	22.9%
International[1]	329,498	21.6%	17,266	7,314	2,953	-	-	-	357,031	23.4%
Total Diversified Industrial[1]	818,847	21.2%	61,450	8,075	5,395	-	-	-	893,767	23.1%
Aerospace Systems[1]	133,905	11.2%	83,697	166	25,849	-	37,642	-	281,259	23.5%
Total segment operating income	952,752	18.8%	(145,147)	(8,241)	(31,244)	-	(37,642)	-	1,175,026	23.2%
Corporate administration	45,780	0.9%	-	-	-	-	-	-	45,780	0.9%
Income before interest and other	906,972	17.9%	(145,147)	(8,241)	(31,244)	-	(37,642)	-	1,129,246	22.3%
Interest expense	151,993	3.0%	-	-	-	-	-	-	151,993	3.0%
Other (income) expense	(1,402)	0.0%	-	-	-	1,299	-	10,927	(13,628)	-0.3%
Income before income taxes	$ 756,381	14.9%	$ (145,147)	$ (8,241)	$ (31,244)	$ (1,299)	$ (37,642)	$ (10,927)	$ 990,881	19.6%

1. Segment operating income as a percent of sales is calculated on segment sales.
2. Adjusted amounts as a percent of sales are calculated on as reported sales.

Parker

21

Reconciliation of EBITDA to Adjusted EBITDA 22 (Dollars in thousands) Three Months Ended (Unaudited) March 31, 2024 % of Sales 2023 % of Sales Net sales $ 5,074,356 100.0% $ 5,061,665 100.0% Net income $ 726,734 14.3% $ 590,960 11.7% Income taxes 193,309 3.8% 165,421 3.3% Depreciation 87,082 1.7% 80,194 1.6% Amortization 141,216 2.8% 145,147 2.9% Interest expense 123,732 2.4% 151,993 3.0% EBITDA 1,272,073 25.1% 1,133,715 22.4% Adjustments: Business realignment charges 8,468 0.2% 8,241 0.2% Meggitt costs to achieve 13,256 0.3% 31,244 0.6% Acquisition-related expenses - 0.0% 1,299 0.0% Amortization of inventory step-up to FV - 0.0% 37,642 0.7% Net loss on divestitures - 0.0% 10,927 0.2% EBITDA - Adjusted $ 1,293,797 25.5% $ 1,223,068 24.2% EBITDA margin 25.1% 22.4 % EBITDA margin - Adjusted 25.5% 24.2%

Reconciliation of Gross and Net Debt / Adjusted EBITDA 23 (Unaudited) (Dollars in thousands) March 31, 2024 March 31, 2023 Notes payable and long-term debt payable within one year 4,080,759$ 1,992,919$ Long-term debt 7,290,208 11,412,304 Add: Deferred debt issuance costs 61,794 79,018 Total gross debt 11,432,761$ 13,484,241$ Cash and cash equivalents 405,484$ 534,831$ Marketable securities and other investments 9,968 23,466 Total cash 415,452$ 558,297$ Net debt (Gross debt less total cash) 11,017,309$ 12,925,944$ TTM Net Sales 19,838,734$ 18,157,083$ Net income 2,768,941$ 1,503,364$ Income tax 742,897 391,273 Depreciation 340,467 297,018 Amortization 565,059 451,490 Interest Expense 544,405 487,988 TTM EBITDA 4,961,769$ 3,131,133$ Adjustments: Business realignment charges 45,140 22,426 Costs to achieve 48,462 78,477 Acquisition-related costs 2,754 175,202 Loss on deal-contingent forward contracts 0 1,009,053 Gain on divestitures (25,651) (372,930) Amortization of inventory step-up to FV (57,992) 167,973 Net loss on divestitures 0 10,927 Russia liquidation 0 0 TTM Adjusted EBITDA 4,974,482$ 4,222,261$ Gross Debt/TTM Adjusted EBITDA 2.3 3.2 Net Debt/TTM Adjusted EBITDA 2.2 3.1

Reconciliation of Year-to-Date Free Cash Flow 24 *Totals may not foot due to rounding (Unaudited) (Dollars in thousands) 2024 2023 Net Sales 14,742,791$ 13,969,251$ Cash Flow from Operations 2,147,077$ 1,794,894$ Capital Expenditures (283,328) (272,603) Free Cash Flow 1,863,749$ 1,522,291$ Cash Flow from Operations Margin 14.6% 12.8% Free Cash Flow Margin 12.6% 10.9% Nine Months Ended March 31,

Supplemental Sales Information Global Technology Platforms 25 (Unaudited) (Dollars in thousands) 2024 2023 Net sales Diversified Industrial: Motion Systems $ 942,667 $ 1,017,974 Flow and Process Control 1,185,622 1,298,204 Filtration and Engineered Materials 1,537,354 1,550,927 Aerospace Systems 1,408,713 1,194,560 Total $ 5,074,356 $ 5,061,665 Three Months Ended March 31,

Reconciliation of FY19 Financials 26 1. Segment operating income as a percent of sales is calculated on segment sales. 2. Adjusted amounts as a percent of sales are calculated on as reported sales. 3. This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the preceding line items of the table. We estimate the tax effect of each adjustment item by applying our overall effective tax rate for continuing operations to the pre-tax amount, unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment. *Amounts have been adjusted to reflect the change in inventory accounting method. **Totals may not foot due to rounding RECONCILIATION OF CASH FLOW FROM OPERATIONS TO FREE CASH FLOW (Unaudited) Twelve Months Ended (Dollars in thousands) June 30, 2019 Cash Flow from Operations 1,730,140$ Capital Expenditures (195,089) Free Cash Flow 1,535,051$ RECONCILIATION OF OPERATING INCOME TO ADJUSTED OPERATING INCOME (Unaudited) (Dollars in millions) 12 Months ended 6/30/19 Net sales $ 14,320 Segment Operating Income 2,431 Adjustments: Acquisition-related intangible asset amortization expense 200 Business realignment charges 16 Acquisition-related expenses & costs to achieve 13 Adjusted Segment Operating Income 2,660$ Segment Operating margin1 17.0% Adjusted Segment Operating margin2 18.6% RECONCILIATION OF EPS TO ADJUSTED EPS (Unaudited) (Amounts in Dollars) 12 Months ended 6/30/19* Earnings per diluted share 11.57$ Adjustments: Acquisition-related intangible asset amortization expense 1.51 Business realignment charges 0.12 Acquisition-related expenses & costs to achieve 0.23 Tax expense related to U.S. tax reform 0.11 Tax effect of adjustments3 (0.44) Adjusted earnings per diluted share 13.10$

RECONCILIATION OF ORGANIC GROWTH (Unaudited) (Amounts in percentages) Fiscal Year 2024 Forecasted net sales ~4.0% Adjustments: Currency (0.1%) Acquistions (2.6%) Divestitures 0.2% Adjusted forecasted net sales ~1.5% Reconciliation of FY24 Guidance 1. This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the preceding line items of the table. We estimate the tax effect of each adjustment item by applying our overall effective tax rate for continuing operations to the pre-tax amount, unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment. *Totals may not foot due to rounding 27 RECONCILIATION OF FORECASTED EARNINGS PER SHARE (Unaudited) (Amounts in dollars) Fiscal Year 2024 Forecasted earnings per diluted share $20.80 to $21.00 Adjustments: Business realignment charges 0.46 Costs to achieve 0.27 Acquisition-related intangible asset amortization expense 4.44 Net gain on divestitures (0.20) Tax effect of adjustments1 (1.12) Adjusted forecasted earnings per diluted share $24.65 to $24.85 RECONCILIATION OF CASH FLOW FROM OPERATIONS TO FREE CASH FLOW (Unaudited) (Dollars in millions) Fiscal Year 2024 Cash flow from operations ~$3,400 Less: Capital Expenditures ~(400) Free cash flow ~$3,000 RECONCILIATION OF OPERATING INCOME TO ADJUSTED OPERATING INCOME (Unaudited) (Amounts in percentages) Fiscal Year 2024 Forecasted segment operating margin ~21.2% Adjustments: Business realignment charges 0.3% Costs to achieve 0.2% Acquisition-related intangible asset amortization expense 2.9% Adjusted forecasted segment operating margin ~24.6%